NORTH DAKOTA TAX FREE FUND


                                 ANNNUAL REPORT


                             Dated December 31, 1995


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

Voyageur ARIZONA Tax Free Fund          Voyageur MINNESOTA Tax Free Fund
Voyageur CALIFORNIA Tax Free Fund       Voyageur NATIONAL Tax Free Fund
Voyageur COLORADO Tax Free Fund         Voyageur NEW MEXICO Tax Free Fund
Voyageur FLORIDA Tax Free Fund          Voyageur NORTH DAKOTA Tax Free Fund
Voyageur IDAHO Tax Free Fund            Voyageur UTAH Tax Free Fund
Voyageur IOWA Tax Free Fund             Voyageur WISCONSIN Tax Free Fund
Voyageur KANSAS Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

Voyageur ARIZONA Insured                Voyageur MISSOURI Insured
  Tax Free Fund                           Tax Free Fund
Voyageur CALIFORNIA Insured             Voyageur NATIONAL Insured
  Tax Free Fund                           Tax Free Fund
Voyageur FLORIDA                        Voyageur OREGON
  Tax Free Fund                           Tax Free Fund
Voyageur MINNESOTA Insured Fund         Voyageur WASHINGTON
                                          Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited
Voyageur MINNESOTA Limited Term Tax Free Fund           Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

Voyageur AGGRESSIVE GROWTH Fund       Voyageur GROWTH Stock Fund
Voyageur GROWTH AND INCOME Fund       Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

Voyageur CALIFORNIA MUNICIPAL CASH Series   Voyageur MUNICIPAL CASH Series
Voyageur FLORIDA MUNICIPAL CASH Series      Voyageur OHIO MUNICIPAL CASH Series
Voyageur GOVERNMENT CASH Series             Voyageur PRIME CASH Series
Voyageur MINNESOTA MUNICIPAL CASH Series    Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).

Dear Shareholder:

1995 was an excellent year for municipal bond fund investors and I am pleased to report that your Fund did extremely well.

As you may recall, the previous year, 1994, represented one of the most difficult years for fixed income investors since the 1920s. Voyageur's investment strategy, however, emphasizes total return over the long term. Shareholders who maintained a long term outlook through 1994 are to be congratulated for their patience. This patience was rewarded in 1995.

Two of the major factors contributing to the resurgence of the municipal bond market this past year were:

* Progressively lower interest rates throughout the year. (Falling interest rates directly increases the value of your Fund's portfolio, and hence your shares.)

* A narrowing "spread" between yields on higher quality bonds versus lower quality bonds. (Your Fund benefited from maintaining a large position in quality bonds.)

In the following pages, Beth Howell, the Fund's portfolio manager will elaborate on these and other points of interest regarding the municipal bond market in 1995. Beth will also share Voyageur's economic outlook for the next fiscal year.

Finally, I'd like to apprise you of the amount of capital appreciation and current income generated by the Fund on your behalf in 1995.


VOYAGEUR NORTH DAKOTA TAX FREE FUND

                                                                                               TOTAL NET
                                              NET ASSET          NET ASSET                      ASSETS
                                                VALUE              VALUE       DIVIDENDS        END OF
                                              BEGINNING             END        PAID PER         PERIOD
                                              OF PERIOD          OF PERIOD       SHARE          (000'S)
                                              ---------          ---------       -----          -------
PERIOD
------
Period ended December 31, 1995:
   Class A Shares                               $9.85              $11.00        $0.57          $36,096
   Class B Shares                                9.85               11.00         0.51              375
   Class C Shares                               10.51*              11.00         0.18               20
___________________________________
    *Net asset value at July 29, 1995 (commencement of operations)

I will be reporting to you again in August, 1996 to review the first half of the coming year. In the interim, if you have any questions or comments about your Fund, please call Voyageur's Shareholder Services Department at (800)545-3863 or your financial advisor.

Thank you for investing with Voyageur.

Sincerely,


John G. Taft
President
Voyageur North Dakota Tax Free Fund


FUND INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the Voyageur North Dakota Tax Free Fund is to seek as high a level of current income exempt from federal income tax and from state income tax as is consistent with preservation of capital.

The North Dakota Tax Free Fund generally invests in long-term, quality bonds. The Fund is exempt from federal income tax and North Dakota state income tax. We believe that investment grade bonds for the North Dakota Tax Free
Fund offer the best value in today's interest rate environment.

DISCUSSION OF FUNDS PERFORMANCE
by Elizabeth H. Howell

MS. HOWELL IS A SENIOR VICE PRESIDENT AND TAX EXEMPT PORTFOLIO MANAGER FOR VOYAGEUR FUND MANAGERS, AND PORTFOLIO MANAGER FOR THE VOYAGEUR NORTH DAKOTA TAX FREE FUND.

We at Voyageur are pleased to report the 1995 performance results of the Voyageur North Dakota Tax Free Fund. For the fiscal year ending December 31, 1995, only the Class 'A' and 'B' shares of the Fund were in operation for the entire year. The Fund achieved a total return of +17.8% (for Class 'A' shares, assuming purchase of shares at net asset value and reinvestment of dividend and capital gains) and +17.2% (for Class 'B' shares, assuming reinvestment of dividends and capital gains). For additional information about total returns achieved by the Fund over other timeframes and including the effect of sales charges, please refer to the chart on page 7.

FACTORS AFFECTING FUND PERFORMANCE IN 1995

As previously discussed, a general downward trend in prevailing interest rates had a positive impact on the net asset value of Fund shares in 1995. The falling interest rates also favored longer duration securities. Your Fund was able to capture significant capital appreciation through duration management. Longer duration funds experience wider fluctuations in market prices that shorter duration funds. The Voyageur North Dakota Tax Free Fund started 1995 with an average weighted duration of nearly 9 years which allowed for a significant increase in net asset value. After having captured this market rally, the duration of the Fund was systematically reduced, closing the year at approximately 6.1 years.

The Voyageur North Dakota Tax Free Fund also benefited from relative changes in value between high quality bonds and lower quality bonds. As interest rate spreads between these two classes of municipal bonds narrowed, high quality bonds (which had been dramatically oversold during the 1994 bear market) gained significant relative value. The Fund's asset quality throughout 1995 remained high. As of December 31, 1995 the Fund was comprised of 51% AAA and/or Aaa bonds; 99% of the Fund was held in investment grade securities.

Finally, supply and demand trends of North Dakota municipal bonds benefited Fund shareholders. North Dakota's new issuance of municipal bonds remained low. A lower level of supply of North Dakota bonds favors existing bond holders, particularly large institutional buyers, such as mutual funds.

OUTLOOK FOR 1996

Our outlook for the municipal bond market remains bullish. However, we do not anticipate as significant levels of total return in the upcoming year as was achieved in 1995.

Our 1996 economic outlook calls for:

* CONTINUED LOW RATES OF INFLATION. We expect a Consumer Price Index (CPI) increase of from 2.5% to 2.8%.

* SLOWING OF ECONOMIC GROWTH. In 1995 U.S. Gross Domestic Product (GDP) climbed about 3%. Voyageur's 1996 projection for GDP calls for an increase of about 2.4%.

* STABLE TO SLIGHTLY DECLINING INTEREST RATES. During 1995 the Federal Reserve Board encouraged lower interest rates by reducing the Federal Funds Rate by a total of .5%. (Rates were subsequently lowered by an additional .25% in February 1996.) We expect further reductions of .5% to .75%, which will likely occur well in advance of the November elections.

In conclusion, Voyageur believes the municipal bond market will have a good year in 1996. However, we advise against expectations of total return levels achieved in 1995.

PURSUANT TO RULE 232.304 (a) OF REGULATION S-T THE FOLLOWING IS A TABULAR REPRESENTATION OF A LINE GRAPH FOR VOYAGEUR NORTH DAKOTA TAX FREE FUND PORTFOLIO ABSTRACT FOR THE PERIOD ENDED DECEMBER 31, 1995. THE DATA REPRESENTS THE CUMULATIVE TOTAL RETURN OF A HYPOTHETICAL INVESTMENT IN CLASS A SHARES OF
$10,000  MADE ON THE DATE THE FUND  COMMENCED  OPERATIONS  THROUGH  DECEMBER 31,
1995.

         ENDING VALUE  ENDEING VALUE   ENDING VALUE
          WITH SALES   WITHOUT SALES   LEHMAN BROS.
DATE       CHARGE         CHARGE        BOND INDEX
----       ------         ------        ----------
Apr-91    9525            10000           10000
Apr-91    9626.59         10106.66        10145
May-91    9720.75         10205.51        10250.51
Jun-91    9783.56         10271.46        10220.78
Jul-91    9887.79         10380.88        10370
Aug-91    9984.04         10481.93        10508.96
Sep-91    10118.17        10622.75        10651.88
Oct-91    10167.63        10674.68        10756.27
Nov-91    10225.44        10735.38        10773.48
Dec-91    10402.42        10921.17        11002.96
Jan-92    10421.35        10941.05        11026.06
Feb-92    10430.01        10950.14        11030.48
Mar-92    10448.61        10969.67        11056.95
Apr-92    10559.21        11085.78        11160.88
May-92    10660.13        11191.74        11307.09
Jun-92    10813           11352.23        11515.14
Jul-92    11133.68        11688.9         11927.38
Aug-92    10974.77        11522.07        11778.29
Sep-92    11014.01        11563.26        11837.18
Oct-92    10958.15        11504.61        11669.09
Nov-92    11326.86        11891.72        11965.49
Dec-92    11411.08        11980.14        12122.24
Jan-93    11516.01        12090.29        12251.95
Feb-93    11858.52        12449.89        12771.43
Mar-93    11853.23        12444.34        12660.32
Apr-93    11955.44        12551.64        12819.84
May-93    12015.06        12614.23        12926.24
Jun-93    12184.45        12792.07        13164.08
Jul-93    12277.76        12890.04        13179.88
Aug-93    12504.09        13127.66        13494.88
Sep-93    12529.17        13153.99        13664.92
Oct-93    12587.96        13215.71        13689.51
Nov-93    12452.82        13073.83        13538.93
Dec-93    12688.85        13321.62        13865.22
Jan-94    12940.1         13585.4         14039.92
Feb-94    12685.9         13318.53        13622.93
Mar-94    12232.88        12842.92        12905
Apr-94    12034           12634.12        13010.83
May-94    12101.59        12705.08        13164.35
Jun-94    12109.66        12713.56        13032.71
Jul-94    12342.12        12957.6         13331.16
Aug-94    12374.29        12991.38        13368.49
Sep-94    12228.09        12837.89        13101.12
Oct-94    12009.59        12608.49        12755.25
Nov-94    11718.38        12302.76        12456.77
Dec-94    11994.93        12593.1         12847.92
Jan-95    12332.59        12947.6         13350.27
Feb-95    12745.3         13380.89        13834.88
Mar-95    12852.32        13493.24        13992.6
Apr-95    12872.86        13514.81        13989.8
May-95    13229.37        13889.11        14517.22
Jun-95    13125.43        13779.98        14293.65
Jul-95    13209.54        13868.29        14367.98
Aug-95    13382.34        14049.7         14564.82
Sep-95    13530.43        14205.17        14679.88
Oct-95    13780.55        14467.77        14992.57
Nov-95    13993.71        14691.56        15323.9
Dec-95    14130.66        14835.34        15538.44



                VOYAGEUR NORTH DAKOTA TAX FREE FUND
                    AVERAGE ANNUAL TOTAL RETURNS
                         (CLASS A SHARES)
                         ----------------

                                         1               SINCE
                                       YEAR             4/1/91**
                                       ----             --------
     Without Sales Charge              17.81%           8.65%

     With Sales Charge*                12.21%           7.55%

     Lehman Bros. 20                   20.94%           9.72%
     Year Municipal
     Bond Index


                      VOYAGEUR NORTH DAKOTA TAX FREE FUND
                         AVERAGE ANNUAL TOTAL RETURNS
                              (CLASS B SHARES)
                              ----------------

                                                      SINCE
                                    1 YEAR          5/10/94**
                                    ------          ---------
     Without Contingent
     Deferred Sales Charge           17.24%           10.17%

     With Contingent
     Deferred Sales Charge***        13.24%           7.87%


            VOYAGEUR NORTH DAKOTA TAX FREE FUND
                      TOTAL RETURNS
                    (CLASS C SHARES)
                    ----------------

                          SINCE
                         7/29/95**
                         ---------

                         6.47%

  * Average annual total returns include the maximum 4.75% sales charge. ** Commencement of operations.
*** Assumes redemption on December 31, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Tax Free Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur North Dakota Tax Free Fund (a fund within Voyageur Tax Free Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1995 and the financial highlights for each of the years in the four-year period ended December 31, 1995 and for the period from April 1, 1991, commencement of operations, to December 31, 1991. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voyageur North Dakota Tax Free Fund at December 31, 1995 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended December 31, 1995 and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 9, 1996

VOYAGEUR NORTH DAKOTA TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                             DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $35,958,657)...............................................     $37,179,596
Accrued interest receivable.....................................................         503,290
Receivable for investment securities sold.......................................           5,000
Receivable for Fund shares sold.................................................             673
Organizational costs (note 1)...................................................             989
                                                                                     -----------
   Total assets.................................................................      37,689,548
                                                                                     -----------

       LIABILITIES
Bank overdraft..................................................................       1,012,636
Dividends payable to shareholders...............................................         155,727
Distribution fees payable.......................................................             895
Other accrued expenses..........................................................          28,947
                                                                                     -----------
   Total liabilities............................................................       1,198,205
                                                                                     -----------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK..............................     $36,491,343
                                                                                     ===========

Represented by:
   Capital Stock - $.01 par value (note 1)......................................     $    33,170
   Additional paid-in capital...................................................      35,386,261
   Undistributed net investment income..........................................           6,208
   Accumulated net realized loss on investments.................................        (155,235)
   Unrealized appreciation of investments.......................................       1,220,939
                                                                                     -----------

     TOTAL NET ASSETS...........................................................     $36,491,343
                                                                                     ===========

Net assets applicable to outstanding Class A Shares.............................     $36,096,088
                                                                                     ===========
Net assets applicable to outstanding Class B Shares.............................         374,954
                                                                                     ===========
Net assets applicable to outstanding Class C Shares.............................          20,301
                                                                                     ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of Capital Stock outstanding:  3,281,055 (note 4)...........          $11.00
                                                                                          ======
   Class B - Shares of Capital Stock outstanding:  34,078 (note 4)..............          $11.00
                                                                                          ======
   Class C - Shares of Capital Stock outstanding:  1,846 (note 4)...............          $11.00
                                                                                          ======

VOYAGEUR NORTH DAKOTA TAX FREE FUND
STATEMENT OF OPERATIONS                                              YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
Investment income:
   Interest................................................................            $2,094,284
                                                                                       ----------

Expenses (note 3):
   Investment advisory and management fee..................................               179,121
   Dividend-disbursing, administrative and accounting services fees........                75,910
   Printing, postage and supplies..........................................                 4,835
   Audit and accounting fees...............................................                 8,573
   Legal fees..............................................................                   783
   Distribution fees - Class A.............................................                88,956
   Distribution fees - Class B.............................................                 2,317
   Distribution fees - Class C.............................................                   168
   Directors' fees.........................................................                 1,616
   Registration fees.......................................................                 1,244
   Custodian fees..........................................................                10,167
   Amortization of organizational costs....................................                 3,451
   Other   ................................................................                   226
                                                                                       ----------
     Total expenses........................................................               377,367
   Less:  Expenses waived or absorbed by the distributor...................               (86,608)
                                                                                       ----------
   Net expenses before earnings credits on uninvested cash.................               290,759
   Less:  Earnings credits on uninvested cash..............................                (9,786)
                                                                                       ----------
     Total net expenses....................................................               280,973
                                                                                       ----------
     Investment income - net...............................................             1,813,311
                                                                                       ----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions (note 2).........................               (87,044)
   Net change in unrealized appreciation or depreciation of investments....             4,122,617
                                                                                       ----------
     Net gain on investments...............................................             4,035,573
                                                                                       ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................            $5,848,884
                                                                                       ==========

VOYAGEUR NORTH DAKOTA TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                              YEAR                 YEAR
                                                                              ENDED                ENDED
                                                                          DECEMBER 31,         DECEMBER 31,
Operations:                                                                   1995                 1994
                                                                        -------------         -------------
   Investment income - net...........................................   $  1,813,311          $  1,935,876
   Realized gain (loss) on investments - net.........................        (87,044)              283,858
   Net change in unrealized appreciation or depreciation of investments    4,122,617            (4,311,228)
                                                                        -------------         -------------
     Net increase (decrease) in net assets resulting from operations.      5,848,884            (2,091,494)
                                                                        -------------         -------------

Distributions to shareholders from:
   Investment income - net:
     Class A.........................................................     (1,912,391)           (1,816,356)
     Class B.........................................................        (10,940)               (2,596)
     Class C.........................................................           (696)                  N/A
   Net realized gain on investments:
     Class A.........................................................             --              (282,927)
     Class B.........................................................             --                  (931)
   Excess distributions of net realized gains:
     Class A.........................................................             --               (67,967)
     Class B.........................................................                 --              (224)
                                                                        -------------          ------------
       Total distributions...........................................     (1,924,027)           (2,171,001)
                                                                        -------------          ------------

Capital share transactions (note 4): Proceeds from sale of shares:
     Class A (note 3)................................................      3,442,030             7,013,267
     Class B.........................................................        248,571               148,507
     Class C.........................................................         62,010                   N/A
   Net asset value of shares issued in reinvestment of net investment income and realized gain distributions:
       Class A.......................................................      1,297,310             1,276,264
       Class B.......................................................          8,279                 1,955
       Class C.......................................................            611                   N/A
   Payments for redemption of shares:
     Class A.........................................................     (6,371,759)           (5,084,626)
     Class B (note 3)................................................        (49,862)                   --
     Class C.........................................................        (44,010)                  N/A
                                                                        -------------          ------------
   Increase (decrease) in net assets from share transactions.........     (1,406,820)            3,355,367
                                                                        -------------          ------------
     Total increase (decrease) in net assets.........................      2,518,037              (907,128)
Net assets at beginning of period....................................     33,973,306            34,880,434
                                                                        -------------          ------------
Net assets at end of period (including undistributed net
   investment income of $6,208, and $116,924, respectively)..........    $36,491,343           $33,973,306
                                                                        =============          ============

VOYAGEUR NORTH DAKOTA TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Voyageur North Dakota Tax Free Fund (the Fund), a fund within Voyageur Tax Free Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.
     The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares (first offered in 1995) are not subject to a front-end sales charge or contingent deferred sales charge and have no conversion feature. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
     Pursuant to its amended articles of incorporation, Voyageur Tax Free Funds, Inc. has 10 trillion shares of authorized capital stock that may be issued in one or more series.
     The significant accounting policies followed by the Funds are summarized as follows:

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
     Securities are valued at fair value as determined by the Board of Directors. Determination of fair value involves, among other things, using pricing services or prices quoted by independent brokers. Short-term securities are valued at amortized cost which approximates market value.
     Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level- yield amortization of premium and original issue discount, is accrued daily.
     The Fund concentrates its investments in a single state, and therefore may have more credit risk related to the economic conditions of the state of North Dakota than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
     Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

ORGANIZATIONAL COSTS
     Organizational costs are being amortized over 60 months on an inverse acceleration (sum of the years' digits) basis.

FEDERAL TAXES
     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions on certain book-to-tax differences is reflected as excess distributions of net realized gains in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
     For federal income tax purposes, as of December 31, 1995, the Fund had a capital loss carryover of $122,540 that will expire in 2003 and 2004 if not offset by subsequent capital gains. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
     Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be paid throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2) SECURITIES TRANSACTIONS
   Purchase cost and proceeds from sales of securities other than short-term securities aggregated $15,942,252 and $16,594,098 during the year ended December 31, 1995, respectively.

(3) EXPENSES
     The Fund has an investment advisory and management agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is paid monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis.
     The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.
     Each class of shares has a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under these plans the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of average daily net assets of the Class A Shares and 1.00% of average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1995, Fund Distributors voluntarily waived Class A distribution fees of $85,447 and Class B distribution fees of $1,161. The Fund earned $9,786 in credits on uninvested cash balances held by the Fund at the custodian during the year ended December 31, 1995. These credits were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank
     Sales charges paid by Class A shareholders were $63,571. Of this amount, Fund Distributors received $8,965. Contingent deferred sales charges paid by Class B Shareholders were $1,995.

(4) SHARE TRANSACTIONS
Transactions in shares of capital stock during the periods ended December 31, 1995 and 1994 were as follows:

                                                                                CLASS A
                                                                -----------------------------------------
                                                                        YEAR                   YEAR
                                                                        ENDED                  ENDED
                                                                    DECEMBER 31,           DECEMBER 31,
                                                                        1995                   1994
                                                                --------------------     ----------------
Shares sold..........................................                 325,541                  657,610
Shares issued for reinvested distributions...........                 124,904                  121,738
Shares redeemed......................................                (604,981)                (495,792)
                                                                  ------------             ------------
Increase (decrease) in shares outstanding............                (154,536)                 283,556
                                                                  ============             ===========

                                                                                CLASS B
                                                                ----------------------------------------
                                                                        YEAR               PERIOD FROM
                                                                        ENDED              MAY 10, 1994*
                                                                    DECEMBER 31,          TO DECEMBER 31,
                                                                        1995                   1994
                                                                --------------------     ---------------
Shares sold..........................................                  23,246                 14,434
Shares issued for reinvested distributions...........                     792                    193
Shares redeemed......................................                  (4,587)                    --
                                                                  ------------            ----------
Increase in shares outstanding.......................                  19,451                 14,627
                                                                  ===========             ==========

                                                                                CLASS C
                                                                            ---------------
                                                                              PERIOD FROM
                                                                            JULY 29, 1995*
                                                                            TO DECEMBER 31,
                                                                            ---------------
                                                                                  1995
Shares sold..........................................                            5,855
Shares issued for reinvested distributions...........                               57
Shares redeemed......................................                           (4,066)
                                                                              ---------
Increase in shares outstanding.......................                            1,846
                                                                              =========
__________________________________
*  Commencement of operations.

(5) FINANCIAL HIGHLIGHTS
     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:


                                                                              CLASS A
                                             -------------------------------------------------------------------
                                                                                                  PERIOD FROM
                                                                                                APRIL 1, 1991(d)
                                                           YEAR ENDED DECEMBER 31,               TO DECEMBER 31,
                                             --------------------------------------------------
                                                 1995         1994          1993          1992              1991
                                             -------------------------------------------------------------------
Net asset value:
   Beginning of period......................   $ 9.85         $11.07       $10.59       $10.34        $10.00
                                               ------         ------       ------       ------        ------

Operations:
   Net investment income....................      .54            .56         .58           .62           .49
   Net realized and unrealized
     gain (loss) on investments.............     1.18          (1.15)        .58           .34           .41
                                               ------         -------      ------       ------        ------
       Total from operations................     1.72           (.59)       1.16           .96           .90
                                               ------         -------      ------       ------        ------

Distributions to shareholders:
   From net investment income (a)...........     (.57)          (.53)       (.58)         (.62)         (.49)
   From net realized gains..................       --           (.08)       (.10)         (.09)         (.07)
   In excess of net realized gains..........       --           (.02)         --            --            --
                                               ------         -------      ------       ------        ------
     Total distributions....................     (.57)          (.63)       (.68)         (.71)         (.56)
                                               ------         -------      ------       ------        ------
Net asset value:
   End of period............................   $11.00           $9.85     $11.07        $10.59         $10.34
                                               ======           =====     ======        ======         ======

Total investment return (b).................    17.81%        (5.47)%      11.20%         9.70%         9.23%
Net assets at end of period (000's omitted).   $36,096        $33,829     $34,880       $15,846        $4,914

Ratios:
   Ratio of expenses to
     average daily net assets (f)...........      .81%           .46%        .59%          .40%       .16%(e)
   Ratio of net investment income
     to average daily net assets............     5.07%          5.36%       5.11%         5.78%      6.43%(e)
       Assuming no voluntary waivers and
         reimbursements:
           Expenses (c).....................     1.05%          1.14%       1.25%         1.25%      1.25%(e)
           Net investment income............     4.83%          4.68%       4.45%         4.93%      5.34%(e)
Portfolio turnover rate (excluding
   short-term securities)...................    45.34%         32.60%      27.39%        26.27%       126.37%

See accompanying notes to Financial Highlights.

VOYAGEUR NORTH DAKOTA TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
(5) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B                       CLASS C
                                                       --------------------------------------   ----------------
                                                              YEAR             PERIOD FROM         PERIOD FROM
                                                              ENDED          MAY 10, 1994(d)    JULY 29, 1995(d)
                                                          DECEMBER 31,       TO DECEMBER 31,     TO DECEMBER 31,
                                                              1995                 1994                1995
                                                       ---------------------------------------------------------
Net asset value:
   Beginning of period...............................       $ 9.85               $10.31                $10.51
                                                            ------               ------                ------

Operations:
   Net investment income.............................          .48                 .30                    .17
   Net realized and unrealized
     gain (loss) on investments......................         1.18                (.39)                   .50
                                                            ------               ------                ------
       Total from operations.........................         1.66                (.09)                   .67
                                                            ------               ------                ------

Distributions to shareholders:
   From net investment income (a)....................         (.51)               (.27)                  (.18)
   From net realized gains...........................           --                (.08)                    --
   In excess of net realized gains...................           --                (.02)                    --
                                                            ------               ------                ------
     Total distributions.............................         (.51)               (.37)                  (.18)
                                                            ------               ------                ------
Net asset value:
   End of period.....................................       $11.00               $9.85                 $11.00
                                                            ======               =====                 ======

Total investment return (b)..........................        17.24%             (0.77)%                  6.47%
Net assets at end of period (000's omitted)..........          $375                $144                    $20

Ratios:
   Ratio of expenses to
     average daily net assets (f)....................         1.29%             .99%(e)               1.73%(e)
   Ratio of net investment income
     to average daily net assets.....................         4.56%            4.97%(e)               4.00%(e)
       Assuming no voluntary waivers and
         reimbursements:
           Expenses (c)..............................         1.79%            1.89%(e)               1.73%(e)
           Net investment income.....................         4.06%            4.07%(e)               4.00%(e)
Portfolio turnover rate (excluding
   short-term securities)............................        45.34%              32.60%                 45.34%

See accompanying notes to Financial Highlights.

VOYAGEUR NORTH DAKOTA TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
(5) FINANCIAL HIGHLIGHTS (CONTINUED)

NOTES TO FINANCIAL HIGHLIGHTS
(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For the period ended December 31, 1991 $.01 per share of the distribution from net investment income was subject to state income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur Fund Distributors voluntarily waived or reimbursed expenses during the periods presented. The annual contractual expenses limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Annualized.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.

VOYAGEUR NORTH DAKOTA TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                           COUPON                MARKET
    ($000)   NAME OF ISSUER (C)                                                       RATE    MATURITY    VALUE (A)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             NORTH DAKOTA MUNICIPAL BONDS (101.9%):
             PRE-REFUNDED/ESCROWED TO MATURITY (0.6%):
                              --------------------------------------------------------------------------------------
   $  200    Fargo Park District Revenue............................................  7.25%    11-01-00   $ 217,944
                                                                                                          ---------
             GENERAL OBLIGATION  (12.0%):
             ------------------------------------------------------------------------------------------------------
      210    Bismarck Tax Increment GO..............................................  5.70     05-01-07     213,190
      110    Devils Lake............................................................  5.75     05-01-10     111,204
      100    Devils Lake Public School District #1..................................  6.80     05-01-11     104,122
      490    Fargo Public School District #1 (MBIA Insured).........................  5.55     06-01-09     502,074
      625    Fargo Public School District #1 (MBIA Insured).........................  5.75     05-01-10     641,487
      650    Fargo Public School District #1 (MBIA Insured).........................  5.75     05-01-12     663,546
    1,090    Fargo Refunding Bonds 1995-B...........................................  5.30     05-01-14   1,085,237
      155    Grand Forks Highway Unlimited Tax......................................  6.00     12-01-10     162,514
      165    Grand Forks Highway Unlimited Tax .....................................  6.00     12-01-11     172,531
      170    Grand Forks Highway Unlimited Tax......................................  6.00     12-01-12     177,259
      270    Grand Forks Sewer Reserve..............................................  6.70     06-01-07     290,443
      250    North Dakota State Real Estate.........................................  6.00     09-01-96(b)  254,630
                                                                                                          ---------
                                                                                                          4,378,237
                                                                                                          ---------
             UTILITIES (8.5%):
             -------------------------------------------------------------------------------------------------------
      145    Grand Forks Water Revenue..............................................  5.70     06-01-11     147,665
      155    Grand Forks Water Revenue..............................................  5.75     06-01-12     157,967
      165    Grand Forks Water Revenue..............................................  5.80     06-01-13     168,516
      175    Grand Forks Water Revenue..............................................  5.85     06-01-14     179,081
      190    Grand Forks Water Revenue..............................................  5.85     06-01-15     194,081
    2,200    Mercer County Pollution Control - Special Utility (MBIA Insured).......  5.85     06-01-23   2,263,976
                                                                                                          ---------
                                                                                                          3,111,286
                                                                                                          ---------
             INDUSTRIAL (15.8%):
             ------------------------------------------------------------------------------------------------------
    1,000    Fargo Trollwood Village................................................  5.13     11-01-16   1,002,010
      500    Mercer Pollution Control Otter Tail Power..............................  6.90     02-01-19     541,900
      500    Mercer Pollution Control (FGIC Insured)................................  6.65     06-01-22     543,110
    1,000    Mercer Pollution Control Revenue Basin Electric (AMBAC Insured)........  6.05     01-01-19   1,053,180
    2,250    Morton County Pollution Control Revenue (FGIC Insured).................  6.65     06-01-22   2,443,995
      180    Oliver County Pollution Control Revenue................................  7.00     12-31-10     180,196
                                                                                                         ----------
                                                                                                          5,764,391
                                                                                                         ----------
             HEALTH CARE (17.2%):
             ------------------------------------------------------------------------------------------------------
      500    Bismarck Hospital Alexius Medical Center (AMBAC Insured)...............  6.90     05-01-06     553,805
      250    Bismarck Hospital Medical Center (BIG Insured).........................  7.50     05-01-13     273,125
      500    Carrington Health Facility Revenue.....................................  6.25     11-15-15     516,570
    1,000    Cass County Health Facility Catholic Health Corp., Villa Nazareth
               Project.............................................................   6.25     11-15-14   1,050,050
    1,000    Fargo Hospital Facility St. Luke's Hospital, Series 1992...............  6.50     06-01-15   1,070,350
      225    Grand Forks Health Care (MBIA Insured).................................  6.13     12-01-14     239,926
      250    Grand Forks Health Care Revenue (MBIA Insured).........................  6.25     12-01-19     268,613
      500    Ward County Health Care Facility.......................................  7.50     07-01-21     559,375
    1,750    Williston Hospital Revenue  (MBIA Insured).............................  5.50     11-15-14   1,744,785
                                                                                                          ---------
                                                                                                          6,276,599
                                                                                                          ---------
             HOUSING REVENUE (22.0%):
             ------------------------------------------------------------------------------------------------------
      305    Grand Forks Multifamily Housing Authority Revenue - Ryan House Sec. 8..  6.30     03-01-22     313,955
      360    Minot Single Family Mortgage...........................................  7.70     08-01-10     402,563
    1,000    North Dakota Housing Finance Authority Single Family Mortgage..........  6.00(e)  07-01-15   1,002,610
      210    North Dakota State Housing Finance Agency Single Family Mortgage Series A
                (FHA Insured).......................................................  6.75     07-01-12     221,928
      420    North Dakota State Housing Finance Agency Single Family Mortgage
               Series A.............................................................  6.95     07-01-12     449,013
    1,960    North Dakota State Housing Finance Agency Single Family Mortgage
               Series B.............................................................  5.80     07-01-25   1,946,300
      985    North Dakota State Housing Finance Agency Single Family Mortgage
               Series E.............................................................  6.30     01-01-15   1,015,486
      500    North Dakota State Housing Finance Agency Revenue (FNMA Insured).......  6.13     12-01-15     514,455
    1,300    North Dakota State Housing Finance Agency Revenue Multifamily (FNMA
               Insured).............................................................  6.15  12-01-17   1,339,780
      810    North Dakota State Housing Finance Authority Multifamily (MBIA
               Insured).............................................................  5.75     07-01-23     810,915
                                                                                                          ---------
                                                                                                          8,017,005
             EDUCATION (3.7%):
             ------------------------------------------------------------------------------------------------------
      250    Burleigh County University Facilities Mary PJ Bank Qualified...........  7.13     12-01-11     265,755
      250    North Dakota State University Housing and Auxiliary Facility...........  6.30     04-01-07     268,265
      500    North Dakota State University Housing and Auxiliary Facility...........  6.50     04-01-12     533,785
      300    University of North Dakota State Board of Higher Education.............  5.25     04-01-13     293,223
                                                                                                          ---------
                                                                                                          1,361,028
                                                                                                          ---------
             OTHER REVENUE (22.1%):
             ------------------------------------------------------------------------------------------------------
      500    Fargo Refunding Improvement ...........................................  5.90     05-01-07     525,765
      500    Fargo Sales Tax Revenue (AMBAC Insured)................................  5.20     07-01-08     502,975
    1,295    Fargo Sales Tax Revenue (AMBAC Insured)................................  5.20     01-01-09   1,297,111
    1,310    North Dakota Building Authority Revenue (CGIC Insured).................  6.00     12-01-14   1,371,531
    1,480    North Dakota Building Authority Revenue (CGIC Insured).................  6.10     12-01-16   1,559,683
      450    North Dakota Muni Bond Bank............................................  6.25     12-01-11     464,503
    2,000    North Dakota Muni Bond Bank............................................  6.25     10-01-14   2,115,940
      200    North Dakota Student Loan (AMBAC Insured)..............................  7.00     07-01-05     215,598
                                                                                                          ---------
                                                                                                          8,053,106
                                                                                                          ---------

             TOTAL INVESTMENT IN SECURITIES (cost: $35,958,657) (d)                                     $37,179,596
                                                                                                        ===========

See accompanying notes to investments in securities.

VOYAGEUR NORTH DAKOTA TAX FREE FUND
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) The maturity dates for these issues represent mandatory puts or dates on which, in the opinion of the Fund's investment advisor, the issue is likely to be called.
(c) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

                AAA/AAA         AA/AA         A/A          NR/NR        TOTAL
                -------         -----         ---          -----        -----
                  51%            23%          25%           1%           100%


(d) The cost of securities for federal income tax purposes is $35,991,352 and the aggregate gross unrealized appreciation and depreciation of securities based on this cost are as follows:

                               GROSS             GROSS              NET
                            UNREALIZED        UNREALIZED        UNREALIZED
                           APPRECIATION     (DEPRECIATION)     APPRECIATION
                           ------------     --------------     ------------
                            $1,238,357         $(50,113)        $1,188,244

(e)  Security subject to the Alternative Minimum Tax.

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended December 31, 1995 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1996, the Fund separately provided each shareholder with tax information for calendar year 1995.

                                                          PER CLASS            PER CLASS            PER CLASS
                                                           A SHARE              B SHARE              C SHARE
                                                        ------------         ------------        ---------------
                                                            YEAR                 YEAR              PERIOD FROM
                                                            ENDED                ENDED            JULY 29, 1995
                                                        DECEMBER 31,         DECEMBER 31,        TO DECEMBER 31,
                                                            1995                 1995                  1995
                                                        ------------         ------------        ---------------
Net investment income distributions
   (none qualifying for corporate dividend
     received deduction).............................      $.5653               $.5140                $.1844
                                                           ------               ------                ------

   Total Distribution................................      $.5653               $.5140                $.1844
                                                           ======               ======                ======

For federal income tax purposes, 99.92% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.